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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2001
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                            (February 8, 2001)
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                             SEQUA CORPORATION
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          (Exact name of registrant as specified in its charter)

Delaware                          1-804            13-1885030
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(State or other jurisdiction      (Commission      (I.R.S. Employer
of incorporation)                 File Number)     Identification No.)

200 Park Avenue, New York, New York                            10166
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(Address of principal executive offices)                       (Zip Code)

     Registrant's telephone number, including area code (212) 986-5500
                                                    ---------------
                                   None
      (Former name or former address, if changed since last report.)

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Item 5.    Other Events.
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          Registrant's press release dated February 8, 2001 is
filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

          (c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

           20.   Press release of Registrant dated February 8, 2001.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current
Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SEQUA CORPORATION

                                  By:______________________________
                                       Howard M. Leitner
                                        Chief Financial Officer
Dated:  February 9, 2001

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                               EXHIBIT INDEX


Number     Description
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20.        Press release of Registrant dated February 8, 2001.



















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